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            SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):
April 29, 1998



      AMERICAN GENERAL FINANCE CORPORATION
(Exact Name of Registrant as Specified in Charter)



Indiana                   1-6155                 35-0416090
(State or Other      (Commission File         (IRS Employer
Jurisdiction of           Number)            Identification
Incorporation)                                         No.)


       601 N.W. Second Street, Evansville, IN  47708
      (Address of Principal Executive Offices)(Zip Code)


    Registrant's telephone number, including area code:
   (812) 424-8031


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
Item 5.    Other Events.

 On April 29, 1998, American General Finance Corporation
(the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three-month period ended March 31, 1998.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibit is filed as part of this Report:

      Exhibit
      Number    Description

  99            Earnings Release issued by American General
                Finance Corporation on April 29, 1998
                regarding certain of its unaudited
                financial results for the three-month
                period ended March 31, 1998.

                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                          AMERICAN GENERAL FINANCE
                          CORPORATION



Dated: April 30, 1998          By:  /s/ GEORGE W. SCHMIDT
                          George W. Schmidt
                          Controller and Assistant
                          Secretary

                       EXHIBIT INDEX



Exhibit
Number     Description

99         Earnings Release issued by American General
           Finance Corporation on April 29, 1998
           regarding certain of its unaudited
           financial results for the three-month
           period ended March 31, 1998.